© 2025 Wells Fargo Bank, N.A. All rights reserved. 2Q25 Financial Results July 15, 2025 Exhibit 99.3

22Q25 Financial Results 2Q25 results Financial Results ROE: 12.8% ROTCE: 15.2%1 Efficiency ratio: 64%2 Credit Quality Capital and Liquidity CET1 ratio: 11.1%5 LCR: 121%6 TLAC ratio: 24.4%7 • Provision for credit losses4 of $1.0 billion – Total net loan charge-offs of $1.0 billion, down $304 million, with net loan charge-offs of 0.44% of average loans (annualized) – Allowance for credit losses for loans of $14.6 billion, down 1% • Common Equity Tier 1 (CET1) capital5 of $136.4 billion • CET1 ratio5 of 11.1% under the Standardized Approach • Liquidity coverage ratio (LCR)6 of 121% • Net income of $5.5 billion, or $1.60 per diluted common share, included: – $253 million, or $0.06 per share, gain associated with our acquisition of the remaining interest in our merchant services joint venture • Revenue of $20.8 billion, up 1% – Net interest income of $11.7 billion, down 2% – Noninterest income of $9.1 billion, up 4% • Noninterest expense of $13.4 billion, up 1% • Pre-tax pre-provision profit3 of $7.4 billion, up 1% • Effective income tax rate of 14.3% • Average loans of $916.7 billion, stable • Average deposits of $1.3 trillion, down 1% Comparisons in the bullet points are for 2Q25 versus 2Q24, unless otherwise noted. Endnotes are presented starting on page 17.

32Q25 Financial Results 2Q25 earnings Quarter ended $ Change from $ in millions, except per share data 2Q25 1Q25 2Q24 1Q25 2Q24 Net interest income $11,708 11,495 11,923 $213 (215) Noninterest income 9,114 8,654 8,766 460 348 Total revenue 20,822 20,149 20,689 673 133 Net charge-offs 997 1,009 1,303 (12) (306) Change in the allowance for credit losses 8 (77) (67) 85 75 Provision for credit losses1 1,005 932 1,236 73 (231) Noninterest expense 13,379 13,891 13,293 (512) 86 Pre-tax income 6,438 5,326 6,160 1,112 278 Income tax expense 916 522 1,251 394 (335) Effective income tax rate (%) 14.3% 9.6 20.3 465 bps (601) Net income $5,494 4,894 4,910 $600 584 Diluted earnings per common share $1.60 1.39 1.33 $0.21 0.27 Diluted average common shares (# mm) 3,267.0 3,321.6 3,486.2 (55) (219) Return on equity (ROE) 12.8% 11.5 11.5 132 bps 126 Return on average tangible common equity (ROTCE)2 15.2 13.6 13.7 162 150 Efficiency ratio 64 69 64 (469) — Endnotes are presented starting on page 17.

42Q25 Financial Results Net Interest Income ($ in millions) 11,923 11,690 11,836 11,495 11,708 Net Interest Margin (NIM) on a taxable-equivalent basis 2Q24 3Q24 4Q24 1Q25 2Q25 2.68% Net interest income • Net interest income down $215 million, or 2%, from 2Q24 driven by the impact of lower interest rates on floating rate assets and the impact of deposit mix changes, partially offset by lower market funding and lower deposit costs • Net interest income up $213 million, or 2%, from 1Q25 driven by lower deposit costs, one additional day in the quarter, a higher securities yield, and higher loan balances, partially offset by lower deposit balances 2.75% 2.67% 2.70% 2.67% 1 Endnotes are presented starting on page 17.

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



917.0
910.3
906.4
908.2
916.7
382.2
379.7
378.1
375.0
373.4
6.40%
6.41%
6.16%
5.96%
5.95%
534.8
530.6
528.3
533.2
543.3
Total Average Loan Yield
Consumer Loans
Commercial Loans
2Q24
3Q24
4Q24
1Q25
2Q25

- Average loans down $258 million year-over-year (YoY) as declines in commercial real estate and residential mortgage loans were largely offset by higher commercial and industrial loans; up $8.5 billion, or 1%, from 1Q25 driven by commercial and industrial loan growth
- Total average loan yield of 5.95%, down 45 bps YoY reflecting the impact of lower interest rates
- Period-end loans up $6.5 billion YoY and up $10.6 billion from 1Q25

Period-End Loans Outstanding *($ in billions)*

	2Q25	vs 1Q25	vs 2Q24
Commercial	$549.8	2 %	2 %
Consumer	374.6	—	(2)
Total loans	**$924.4**	**1 %**	**1 %**

Average Deposits *($ in billions)*



1,346.5
1,341.7
1,353.8
1,339.3
1,331.7
111.1
92.6
72.5
50.5
46.3
102.8
108.0
118.3
123.4
123.6
187.5
194.3
205.1
203.9
202.4
166.9
173.2
184.3
182.9
178.0
778.2
773.6
773.6
778.6
781.4
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending
2Q24
3Q24
4Q24
1Q25
2Q25

- Average deposits down $14.8 billion, or 1%, YoY driven by a reduction in higher cost CDs issued by Corporate Treasury; down $7.6 billion, or 1%, from 1Q25
- Period-end deposits down $25.2 billion YoY and down $21.0 billion from 1Q25

Period-End Deposits *($ in billions)*

	2Q25	vs 1Q25	vs 2Q24
Consumer Banking and Lending	$781.0	(2)%	— %
Commercial Banking	179.9	(1)	6
Corporate and Investment Banking	208.0	(1)	4
Wealth and Investment Management	122.9	(1)	19
Corporate	48.9	3	(56)
Total deposits	**$1,340.7**	**(2)%**	**(2)%**
Average deposit cost	**1.52 %**	**(0.06)**	**(0.32)**

2Q25 Financial Results

5

Noninterest income

WELLS FARGO

Noninterest Income *($ in millions)*



8,766
8,676
8,542
8,654
9,114
3,029
3,109
3,201
3,174
3,109
1,618
1,675
1,625
1,633
1,622
1,442
1,438
950
1,373
1,270
641
672
725
775
696
1,101
1,096
1,084
1,044
1,173
935
686
957
655
1,244
2Q24
3Q24
4Q24
1Q25
2Q25
Investment advisory fees and brokerage commissions1
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees2
All other3

- Noninterest income up $348 million, or 4%, from 2Q24
  - Investment advisory fees and brokerage commissions[1] up $80 million, or 3%, driven by higher asset-based fees reflecting higher market valuations
  - Net gains from trading activities down $172 million, or 12%, driven by lower revenue in equities as 2Q24 included a $122 million gain related to an exchange of shares of Visa Inc. Class B common stock, partially offset by higher revenue in foreign exchange and rates products
  - Investment banking fees up $55 million, or 9%, and included higher advisory fees
  - Card fees[2] up $72 million, or 7%, on higher merchant processing revenue following our acquisition of the remaining interest in our merchant services joint venture
  - All other[3] up $309 million and included a $253 million gain associated with the merchant services joint venture acquisition

- Noninterest income up $460 million, or 5%, from 1Q25
  - Net gains from trading activities down $103 million, or 8%, on lower revenue in commodities, equities, and structured products, partially offset by higher revenue in foreign exchange
  - Investment banking fees down $79 million, or 10%, on lower debt capital markets fees
  - Card fees[2] up $129 million, or 12%, on higher merchant processing revenue, as well as higher debit card interchange income
  - All other[3] up $589 million and included:
    - $462 million higher net gains from equity securities driven by higher results from our venture capital investments
    - $147 million higher net gains from debt securities from a 1Q25 that included a repositioning

Endnotes are presented starting on page 17.

2Q25 Financial Results

6

Noninterest expense

Noninterest Expense *($ in millions)*



13,293
493
8,575
4,225
13,067
293
8,591
4,183
13,900
338
647[1]
8,424[1]
4,491
13,891
143
9,474
4,274
13,379
311
8,709
4,359
2Q24
3Q24
4Q24
1Q25
2Q25
Operating Losses
Personnel Expense
Non-personnel Expense

Headcount *(Period-end, '000s)*

2Q24	3Q24	4Q24	1Q25	2Q25
223	220	218	215	213

- Noninterest expense up $86 million, or 1%, from 2Q24
  - Operating losses down $182 million on lower customer remediation expense and litigation accruals
  - Personnel expense up $134 million on higher revenue-related compensation expense predominantly in Wealth and Investment Management and also included $77 million for a special award to employees, partially offset by the impact of efficiency initiatives
  - Non-personnel expense up $134 million, or 3%, and included higher technology and equipment expense and higher advertising and promotion expense, partially offset by the impact of efficiency initiatives and lower Federal Deposit Insurance Corporation (FDIC) assessment expense
- Noninterest expense down $512 million, or 4%, from 1Q25
  - Operating losses up $168 million predominantly on higher litigation accruals
  - Personnel expense down $765 million on seasonally higher personnel expense in 1Q, as well as the impact of efficiency initiatives
  - Non-personnel expense up $85 million, or 2%, and included higher advertising and promotion expense, partially offset by the impact of efficiency initiatives

Endnotes are presented starting on page 17.

2Q25 Financial Results

7

82Q25 Financial Results 1,236 1,065 1,095 932 1,005 1,301 1,111 1,211 1,009 997 Provision for Credit Losses Net Loan Charge-offs Net Loan Charge-off Ratio 2Q24 3Q24 4Q24 1Q25 2Q25 Credit quality: net loan charge-offs • Commercial net loan charge-offs up $36 million to 18 bps of average loans (annualized) as $71 million higher commercial and industrial net loan charge-offs were partially offset by a $34 million decrease in commercial real estate (CRE) net loan charge-offs – CRE net loan charge-offs of $61 million, or 18 bps of average loans (annualized), predominantly driven by CRE office net loan charge-offs • Consumer net loan charge-offs down $48 million to 81 bps of average loans (annualized) on lower auto and credit card net loan charge-offs • Nonperforming assets of $8.0 billion, down $261 million, or 3%, driven by a decline in commercial real estate nonaccrual loans Provision for Credit Losses1 and Net Loan Charge-offs ($ in millions) Comparisons in the bullet points are for 2Q25 versus 1Q25. Endnotes are presented starting on page 17. 0.57% 0.49% 0.45% 0.53% 1 0.44%

Credit quality: allowance for credit losses for loans

WELLS FARGO

Allowance for Credit Losses for Loans *($ in millions)*



14,789
6,553
1.61%
8,236
2Q24
14,739
6,647
1.62%
8,092
3Q24
14,636
6,690
1.60%
7,946
4Q24
14,552
6,622
1.59%
7,930
1Q25
14,568
6,733
1.58%
7,835
2Q25
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses (ACL) for loans up $16 million
  - Allowance coverage for total loans down 3 bps from 2Q24 and down 1 bp from 1Q25

- CRE office ACL of $2.0 billion, down $105 million largely reflecting net loan charge-offs
  - CRE office ACL as a % of loans of 7.9%, stable with 1Q25
    - Corporate and Investment Banking (CIB) CRE office ACL as a % of loans of 11.1%, down modestly from 11.2%

CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 6/30/25

($ in millions)	Allowance for Credit Losses	Loans Outstanding	ACL as a % of Loans	Nonaccrual Loans
CIB CRE Office	$1,749	15,767	11.1%	$2,360
All other CRE Office	240	9,452	2.5	172
Total CRE Office	**1,989**	**25,219**	**7.9**	**2,532**
All other CRE	1,328	107,341	1.2	1,024
Total CRE	**$3,317**	**132,560**	**2.5%**	**$3,556**

- CRE nonaccrual loans of $3.6 billion, down $280 million, or 7%, and included a $365 million decrease in CRE office nonaccrual loans as payoffs/paydowns outpaced migration to nonaccrual loans

Comparisons in the bullet points are for 2Q25 versus 1Q25, unless otherwise noted.

2Q25 Financial Results

9

Capital and liquidity

WELLS FARGO

Common Equity Tier 1 Ratio under the Standardized Approach[1]


11.0%
11.3%
11.1%
11.1%
11.1%
9.7% Regulatory Minimum and Buffers[2]
2Q24
3Q24
4Q24
1Q25
2Q25 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio[1] of 11.1% at June 30, 2025
- CET1 ratio up 11 bps from 2Q24 and up 3 bps from 1Q25
  - The Company's stress capital buffer (SCB) is expected to decrease to 2.5%, down 120 bps from our current SCB of 3.7%[3]
    - The Federal Reserve Board has a pending notice of proposed rulemaking that, if finalized as proposed, would result in the Company's expected SCB being 2.6%

Capital Return

- $3.0 billion in gross common stock repurchases, or 43.9 million shares, in 2Q25; period-end common shares outstanding down 182.3 million, or 5%, from 2Q24
- 2Q25 common stock dividend of $0.40 per share with $1.3 billion in common stock dividends paid
- We expect to increase our 3Q25 common stock dividend to $0.45 per share, subject to approval by the Company's Board of Directors at its regularly scheduled meeting in July

Total Loss Absorbing Capacity (TLAC)

- As of June 30, 2025, our TLAC as a percentage of total risk-weighted assets[4] was 24.4% compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 2Q25 LCR[5] of 121% which remained above our regulatory minimum of 100%

Endnotes are presented starting on page 17.

2Q25 Financial Results

10

Consumer Banking and Lending (CBL)

WELLS FARGO

Summary Financials

$ in millions (mm)	2Q25	vs. 1Q25	vs. 2Q24
Revenue by line of business:			
Consumer, Small and Business Banking (CSBB)	$6,288	$307	159
Consumer Lending:			
Home Lending	821	(45)	(2)
Credit Card	1,588	64	136
Auto	241	4	(41)
Personal Lending	290	(15)	(30)
Total revenue	**9,228**	**315**	**222**
Provision for credit losses	945	206	13
Noninterest expense	5,799	(129)	98
Pre-tax income	2,484	238	111
Net income	**$1,863**	**$174**	**86**

Selected Metrics and Average Balances

$ in billions	2Q25	1Q25	2Q24
Return on allocated capital[1]	15.9 %	14.5	15.1
Efficiency ratio[2]	63	67	63
Average loans	$315.4	318.1	325.9
Average deposits	781.4	778.6	778.2
Retail bank branches *(#, period-end)*	4,135	4,155	4,227
Mobile active customers[3] *(# in mm, period-end)*	32.1	31.8	30.8

- Total revenue up 2% YoY and up 4% from 1Q25
  - CSBB up 3% YoY driven by higher net interest income; up 5% from 1Q25 on higher net interest income and seasonally higher debit card interchange income
  - Home Lending down 5% from 1Q25 predominantly reflecting lower mortgage servicing income resulting from portfolio run-off and sales
  - Credit Card up 9% YoY on higher loan balances
  - Auto down 15% YoY driven by lower loan balances and loan spread compression
  - Personal Lending down 9% YoY driven by lower loan balances
- Noninterest expense up 2% YoY reflecting higher branch personnel and advertising expense, partially offset by lower operating losses and the impact of efficiency initiatives; down 2% from 1Q25 on lower personnel expense reflecting 1Q seasonality

Other Selected Metrics

$ in billions	2Q25	1Q25	2Q24
Debit card purchase volume[4]	$133.6	126.0	128.2
Average Home Lending loans	203.6	205.5	212.0
Mortgage loan originations	7.4	4.4	5.3
Average Credit Card loans	49.9	50.1	47.5
Credit Card purchase volume[4]	46.4	42.5	42.9
Credit Card new accounts *(# in thousands)*	643	554	677
Average Auto loans	$42.4	42.5	45.7
Auto loan originations	6.9	4.6	3.7

Endnotes are presented starting on page 17.

2Q25 Financial Results

11

122Q25 Financial Results Commercial Banking (CB) • Total revenue down 6% YoY and up modestly from 1Q25 – Net interest income down 13% YoY driven by the impact of lower interest rates, partially offset by lower deposit pricing and higher deposit and loan balances – Noninterest income up 13% YoY on higher revenue from tax credit investments and higher treasury management fees • Noninterest expense up 1% YoY as higher operating costs were partially offset by lower personnel expense reflecting the impact of efficiency initiatives; down 9% from 1Q25 driven by lower personnel expense reflecting 1Q seasonality Summary Financials $ in millions 2Q25 vs. 1Q25 vs. 2Q24 Net interest income $1,983 $6 (298) Noninterest income 950 2 109 Total revenue 2,933 8 (189) Provision for credit losses (43) (230) (72) Noninterest expense 1,519 (151) 13 Pre-tax income 1,457 389 (130) Net income $1,086 $292 (96) Selected Metrics 2Q25 1Q25 2Q24 Return on allocated capital 15.8% 11.4 17.3 Efficiency ratio 52 57 48 Average balances ($ in billions) Loans $226.5 223.8 224.4 Deposits 178.0 182.9 166.9

Corporate and Investment Banking (CIB)

WELLS FARGO

Summary Financials

$ in millions	2Q25	vs. 1Q25	vs. 2Q24
Revenue by line of business:			
Banking:			
Lending	$601	($17)	(87)
Treasury Management and Payments	611	(7)	(76)
Investment Banking	463	(71)	33
Total Banking	1,675	(95)	(130)
Commercial Real Estate	1,212	(237)	(71)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,391	9	163
Equities	387	(61)	(171)
Credit Adjustment (CVA/DVA/FVA) and Other	1	4	(6)
Total Markets	1,779	(48)	(14)
Other	7	(11)	50
Total revenue	**4,673**	**(391)**	**(165)**
Provision for credit losses	103	103	(182)
Noninterest expense	2,251	(225)	81
Pre-tax income	2,319	(269)	(64)
Net income	**$1,737**	**($204)**	**(48)**

Selected Metrics

	2Q25	1Q25	2Q24
Return on allocated capital	14.9 %	17.0	15.4
Efficiency ratio	48	49	45

- Total revenue down 3% YoY and down 8% from 1Q25
  - Banking revenue down 7% YoY driven by the impact of lower interest rates, partially offset by lower deposit pricing and higher investment banking revenue including higher advisory fees
  - Commercial Real Estate revenue down 16% from 1Q25 which included a $253 million gain on the sale of our non-agency third party servicing business in 1Q25, as well as lower mortgage servicing income resulting from the 1Q25 sale
  - Markets revenue down 1% YoY driven by lower revenue in equities as 2Q24 included a $122 million gain related to an exchange of shares of Visa Inc. Class B common stock, partially offset by higher revenue in foreign exchange and rates products; down 3% from 1Q25 on lower activity in structured products, credit products, and equities
- Noninterest expense up 4% YoY driven by higher incentive compensation expense and operating costs, partially offset by the impact of efficiency initiatives; down 9% from 1Q25 driven by lower personnel expense reflecting 1Q seasonality

Average Balances *($ in billions)*

Loans by line of business	**2Q25**	**1Q25**	**2Q24**
Banking	$89.0	86.5	86.1
Commercial Real Estate	117.9	117.3	128.1
Markets	79.0	73.4	61.6
Total loans	$285.9	277.2	275.8
Deposits	202.4	203.9	187.5
Trading-related assets	274.6	268.3	219.5

2Q25 Financial Results

13

142Q25 Financial Results Wealth and Investment Management (WIM) Summary Financials $ in millions 2Q25 vs. 1Q25 vs. 2Q24 Net interest income $891 $65 (15) Noninterest income 3,007 (41) 55 Total revenue 3,898 24 40 Provision for credit losses 12 1 26 Noninterest expense 3,245 (115) 52 Pre-tax income 641 138 (38) Net income $480 $88 (4) Selected Metrics $ in billions 2Q25 1Q25 2Q24 Return on allocated capital 28.7% 23.6 29.0 Efficiency ratio 83 87 83 Average loans $84.9 84.3 83.2 Average deposits 123.6 123.4 102.8 Client assets Advisory assets 1,042 980 945 Other brokerage assets and deposits 1,304 1,253 1,255 Total client assets $2,346 2,233 2,200 • Total revenue up 1% YoY and up 1% from 1Q25 – Net interest income down 2% YoY driven by the impact of lower interest rates, partially offset by higher deposit and loan balances; up 8% from 1Q25 driven by lower deposit costs – Noninterest income up 2% YoY on higher asset-based fees driven by an increase in market valuations; down 1% from 1Q25 driven by lower asset- based fees on lower market valuations, as well as lower retail brokerage commissions on lower transactional activity • Noninterest expense up 2% YoY on higher revenue-related compensation, partially offset by lower operating losses and the impact of efficiency initiatives; down 3% from 1Q25 on lower personnel expense reflecting 1Q seasonality

152Q25 Financial Results Corporate • Revenue increased YoY reflecting the $253 million gain associated with our acquisition of the remaining interest in our merchant services joint venture • Noninterest expense down YoY reflecting lower FDIC assessment expense and lower professional and outside services expense Summary Financials $ in millions 2Q25 vs. 1Q25 vs. 2Q24 Net interest income ($103) ($139) 41 Noninterest income 662 875 270 Total revenue 559 736 311 Provision for credit losses (12) (7) (16) Noninterest expense 565 108 (158) Pre-tax income 6 635 485 Income tax benefit (348) 267 (191) Less: Net income from noncontrolling interests 26 118 30 Net income $328 $250 646

162Q25 Financial Results Outlook Expect 2025 net interest income (NII) to be roughly in line with 2024 NII of $47.7 billion • The largest driver of the change from our prior guidance is lower NII in our Markets business (largely offset by higher noninterest income) • Net interest income performance will ultimately be determined by a variety of factors, many of which are uncertain, including the absolute level of rates and the shape of the yield curve; deposit balances, mix and pricing; and loan demand Net Interest Income Noninterest Expense Expect 2025 noninterest expense to be ~$54.2 billion, unchanged from prior guidance

172Q25 Financial Results Endnotes Page 2 – 2Q25 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 19. 2. The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income). 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and other financial assets. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 20 for additional information regarding CET1 capital and ratios. CET1 for June 30, 2025, is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR for June 30, 2025, is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC for June 30, 2025, is a preliminary estimate. Page 3 – 2Q25 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 19. Page 4 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. Page 6 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income. 3. All other includes mortgage banking, net losses from debt securities, net gains (losses) from equity securities, lease income, and other. Page 7 – Noninterest expense 1. 4Q24 total personnel expense of $9.1 billion included $647 million of severance expense.

182Q25 Financial Results Page 8 – Credit quality: net loan charge-offs 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 10 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 20 for additional information regarding CET1 capital and ratios. 2Q25 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer (SCB) of 3.70%, and a G-SIB capital surcharge of 1.50%. 3. The Federal Reserve Board (FRB) revised our current SCB to 3.70%, down from 3.80%, effective immediately, due to the correction of modest errors in the FRB’s loss projections related to corporate and first lien mortgage loans in the 2024 stress test results. 4. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 5. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 2Q25 LCR is a preliminary estimate. Page 11 – Consumer Banking and Lending 1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 2. Efficiency ratio is segment noninterest expense divided by segment total revenue. 3. Mobile active customers is the number of consumer and small business customers who have logged on via a mobile device in the prior 90 days. 4. Reflects combined activity for consumer and small business customers. Endnotes (continued)

Tangible Common Equity

WELLS FARGO

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

						Quarter ended
($ in millions)		**Jun 30, 2025**	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
Return on average tangible common equity:						
Net income applicable to common stock	(A)	**$5,214**	4,616	4,801	4,852	4,640
Average total equity		**183,268**	183,358	182,933	184,368	181,552
Adjustments:						
Preferred stock		**(18,278)**	(18,608)	(18,608)	(18,129)	(18,300)
Additional paid-in capital on preferred stock		**143**	145	144	143	145
Noncontrolling interests		**(1,818)**	(1,894)	(1,803)	(1,748)	(1,743)
Average common stockholders' equity	(B)	**163,315**	163,001	162,666	164,634	161,654
Adjustments:						
Goodwill		**(25,070)**	(25,135)	(25,170)	(25,172)	(25,172)
Certain identifiable intangible assets (other than MSRs)		**(863)**	(69)	(78)	(89)	(101)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(674)**	(734)	(772)	(965)	(965)
Applicable deferred taxes related to goodwill and other intangible assets[1]		**989**	952	945	938	931
Average tangible common equity	(C)	**$137,697**	138,015	137,591	139,346	136,347
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)	**12.8 %**	11.5	11.7	11.7	11.5
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	**15.2**	13.6	13.9	13.9	13.7

1. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

2Q25 Financial Results

19

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)		Estimated Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
Total equity		**$183.0**	182.9	181.1	185.0	178.1
Adjustments:						
Preferred stock		**(16.6)**	(18.6)	(18.6)	(18.6)	(16.6)
Additional paid-in capital on preferred stock		**0.1**	0.1	0.1	0.1	0.2
Noncontrolling interests		**(1.9)**	(1.8)	(1.9)	(1.7)	(1.7)
Total common stockholders' equity		**164.6**	162.6	160.7	164.8	160.0
Adjustments:						
Goodwill		**(25.1)**	(25.1)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		**(0.9)**	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(0.7)**	(0.7)	(0.7)	(0.8)	(1.0)
Applicable deferred taxes related to goodwill and other intangible assets[2]		**1.1**	1.0	0.9	0.9	0.9
Other		**(2.6)**	(2.1)	(1.0)	(1.3)	(0.4)
Common Equity Tier 1	(A)	**$136.4**	135.6	134.6	138.3	134.2
Total risk-weighted assets (RWAs) under the Standardized Approach	(B)	**1,227.1**	1,222.0	1,216.1	1,219.9	1,219.5
Total RWAs under the Advanced Approach	(C)	**1,074.0**	1,063.6	1,085.0	1,089.3	1,093.0
Common Equity Tier 1 to total RWAs under the Standardized Approach	(A)/(B)	**11.1 %**	11.1	11.1	11.3	11.0
Common Equity Tier 1 to total RWAs under the Advanced Approach	(A)/(C)	**12.7**	12.7	12.4	12.7	12.3

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

2Q25 Financial Results

20

212Q25 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company or any of its businesses, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (viii) future common stock dividends, common share repurchases and other uses of capital; (ix) our targeted range for return on assets, return on equity, and return on tangible common equity; (x) expectations regarding our effective income tax rate; (xi) the outcome of contingencies, such as legal actions; (xii) environmental, social and governance related goals or commitments; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our second quarter 2025 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024.